UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21927

AMM Funds

(Exact Name of Registrant as Specified in Charter)

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)  (Zip Code)

Gabriel B. Wisdom

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700, Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  858-755-0909

Date of fiscal year end: July 31

Date of reporting period: July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

July 31, 2014

AMM FUNDS

PRESIDENT’S MESSAGE TO FELLOW SHAREHOLDERS

JULY 31, 2014 (UNAUDITED)

Dear Shareholder,

For the fiscal year ended July 31, 2014, the Fallen Angels Income Fund had a total return of 9.59%, while its benchmark, the Dow Jones Moderate Portfolio Index had a total return of 10.84%.  The Fallen Angels Value Fund had a total return of 16.34%, while its benchmark, the S&P 500 had a total return of 16.94%.

Contributors and Detractors to Fund Performance

The Fallen Angels Income Fund:

The Fallen Angels Income Fund’s top equity contributors for the fiscal year included Wynn Resorts Ltd., Apple Inc., Lorillard Inc., and Norfolk Southern Corporation. The top fixed income contributor for the fiscal year was Charles Schwab Series B Preferred. Lorillard was purchased in February based on it strong cash flow, high returns on equity and capital, large share buybacks, high current dividend yield, and dedication to increasing its dividend payout. Soon after our purchase, rumors started circulating that Reynold’s American wanted to buy Lorillard. Then in July Reynold’s American made the formal announcement that it intends to buy Lorillard in a cash and stock deal initially valued at $25 billion. Lorillard at the time of our initial purchase was a top 5 holding and has appreciated over 22%. We reduced our position in Lorillard after the announcement of the buyout offer from Reynold’s American and Lorillard is no longer a top holding.

Detractors from fiscal year performance out of our equity allocation included McDonald’s Corp., The Procter & Gamble Co., and Kraft Foods Group Inc. A top detractor from our fixed income allocation was Arch Coal 7.25% Notes due 10/1/20. U.S. coal companies continue to face pressure in regards to the price of coal, increased competition from natural gas as a fuel for power plants, and increasing government regulations. U.S. coal companies are over indebted in a cyclical downturn and are still recording net income losses. We bought the Arch Coal 7.25% notes with the view that coal pricing would turn around and that management would close mines, cut costs, and refinance and extend the maturities of the remaining debt outstanding. Management is executing this strategy but we made the mistake of buying too early into the turnaround as coal prices remain weak and pressure on Arch Coal’s balance sheet has continued. Even after a further price decline in the Arch Coal 7.25% and the continued cash burn at the corporate level we still expect Arch Coal to have enough capital to repay the notes.

The Fallen Angels Income Fund remains overweighted to equities and high yield corporate bonds compared to its benchmark. For the majority of the Fund’s fiscal year its relative overweight position to equities and high yield bonds helped performance against its benchmark but became a detractor in July 2014 when both asset classes severely underperformed the Fund’s benchmark which has a lower weighting to equities and a larger weighting to high grade government bonds.

The Fallen Angels Value Fund:

The Fallen Angels Value Fund's top contributors to performance for the fiscal year included Alcoa Inc., Apple Inc., GT Advanced Technologies, and Teva Inc.  In April,

AMM FUNDS

PRESIDENT’S MESSAGE TO FELLOW SHAREHOLDERS (CONTINUED)

JULY 31, 2014 (UNAUDITED)

Apple’s share price reacted favorably to a bullish 2nd quarter earnings call where they announced a dividend increase, 7-for-1 stock split and boosted their share buyback plan to $90 billion.  Shares are up more than 27% since the announcement.  We remain impressed with Apple’s ability to generate enormous amounts of free cash flow, providing both financial flexibility and the ability to reward shareholders through buybacks and dividend increases.

Detractors from fiscal year performance included Alpha Natural Resources, Entropic Communications and General Motors Co. Beginning In the first quarter General Motors Co. announced several large recalls that have pressured the share price throughout 2014.  However despite this, GM had its best July since 2007 with Sales up 9.4% year over year and retail channel sales up 4.2%.  While we expect the recalls to cause a short term hit to earnings we view this situation as a “recoverable calamity” for the business and continue to view GM as a bargain at current share prices.

The Fund’s overweight exposure to the Financials sector vs. the benchmark was a primary contributor to the underperformance relative to the index as financial holdings like Berkshire Hathaway and JP Morgan were up 8% and 6% respectively for the fiscal year.  It is important to note that sector exposure in the fund is primarily a function of where we find opportunity in individual stocks.  Additionally, our cash level, which ended the quarter at 11%, was a drag on performance.  Nevertheless, we feel it is prudent to manage portfolio risk, and holding cash is one of the best ways to protect our investors in the absence of opportunities elsewhere.  Since the adviser does not engage in market timing, its cash position is a function of its assessment of the opportunities (or lack thereof) available for investment.

Conclusion

We are pleased with the returns for fiscal 2014.  While we believe that the investment opportunity set has narrowed with the broad rise in stock values over the last year, we feel the quality level of both Funds’ current holdings is high while valuations are reasonable.  To us high quality businesses 1) have a history of generating high returns on shareholder equity, 2) are able to operate with relatively low debt financing 3) have favorable earnings and revenue growth characteristics and/or 4) hold some competitive advantage relative to industry peers.  The very best investments, in our opinion, are companies that possess all of the above criteria.  Ultimately the conviction in our ability to assess quality, and the patience to ride through day to day volatility should help us to continue to improve portfolio performance.

As always, we feel immensely privileged to be entrusted with the stewardship of your capital and can assure you that we will continue to do our very best every day to grow your wealth.

Gabriel Wisdom, Michael Moore, Glenn Busch

Portfolio Managers, AMM Funds

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN

Periods Ended 7/31/2014

FUND/INDEX	One Year	Five Year	Since Inception *
The Fallen Angels Value Fund	16.34%	8.07%	1.64%
S&P 500 Index	16.94%	16.79%	6.69%

Growth of $10,000
20,000
15,000
10,000
5,000
0
11/10/2006
7/31/2007
7/31/2008
7/31/2009
7/31/2010
7/31/2011
7/31/2012
7/31/2013
7/31/2014
The Fallen Angels Value Fund $11,337
S&P 500 Index $16,483

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.  Investors cannot invest directly in an index.

Per the Fund's December 1, 2013 prospectus, the Fund's total annual operating expense ratio is 2.44%.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN

Periods Ended 7/31/2014

FUND/INDEX	One Year	Five Year	Since Inception *
The Fallen Angels Income Fund	9.59%	11.15%	3.66%
Dow Jones Moderate Portfolio Index	10.84%	10.69%	5.99%

Growth of $10,000
20,000
15,000
10,000
5,000
0
11/10/2006
7/31/2007
7/31/2008
7/31/2009
7/31/2010
7/31/2011
7/31/2012
7/31/2013
7/31/2014
The Fallen Angels Income Fund $13,201
Dow Jones Moderate Portfolio Index $15,675

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a global all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics. Investors cannot invest directly in an index.

Per the Fund's December 1, 2013 prospectus, the Fund's total annual operating expense ratio is 2.56%.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

PORTFOLIO ANALYSIS

JULY 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Materials
5.25%
Short Term Investments
11.23%
Consumer Discretionary
9.68%
Information Technology
18.42%
Consumer Staples
2.94%
Energy
9.57%
Industrials
11.17%
Healthcare
9.28%
Financials
22.46%

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

PORTFOLIO ANALYSIS

JULY 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the class of securities the underlying securities represent as a percentage of the portfolio of investments.*

Corporate Bonds
14.76%
Information Technology
9.36%
Call Options
0.03%
Mortgaged Backed
Securities
0.01%
Industrials
6.87%
Preferred Securities
8.28%
Healthcare
11.07%
Real Estate Investment
Trusts
2.45%
Financials
11.41%
Short Term Investments
9.63%
Energy
6.18%
Consumer Staples
13.34%
Consumer Discretionary
6.61%

* Excludes options written.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2014

Shares		Value

COMMON STOCKS - 88.89%

Consumer Discretionary - 9.70%
4,700	DeVry, Inc.	$ 187,859
1,500	Liberty Media Corp. Class A *	70,575
3,000	Liberty Media Corp. Class C *	141,000
493	Time, Inc. *	11,881
3,950	Time Warner, Inc.	327,929
3,000	Viacom, Inc. Class B	248,010
		987,254
Consumer Staples - 2.94%
3,400	PepsiCo, Inc.	299,540

Energy - 9.59%
6,000	Alpha Natural Resources, Inc. *	20,340
2,500	Devon Energy Corp.	188,750
3,000	HollyFrontier Corp.	141,030
3,980	National Oilwell Varco, Inc.	322,539
862	NOW, Inc. *	27,748
2,820	Occidental Petroleum Corp.	275,542
		975,949
Financials - 22.49%
6,100	Ally Financial, Inc. *	140,056
4	Berkshire Hathaway, Inc. Class A *	752,496
1,800	Berkshire Hathaway, Inc. Class B *	225,774
5,150	JP Morgan Chase & Co.	297,001
1,900	MasterCard, Inc.	140,885
10,100	Navient Corp.	173,720
10,100	SLM Corp.	89,486
750	Visa, Inc.	158,257
6,130	Wells Fargo & Co.	312,017
		2,289,692
Healthcare - 9.29%
4,150	Express Scripts Holding Co. *	289,048
7,500	Novo-Nordisk A/S ADR	345,375
5,830	Teva Pharmaceutical Industries Ltd. ADR	311,905
		946,328
Industrials - 11.18%
11,700	Exelis, Inc.	197,028
15,510	General Electric Co.	390,077
8,250	General Motors Corp.	279,015
3,000	Raytheon Co.	272,310
		1,138,430

* Non-income producing security during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2014

Shares		Value

Information Technology - 18.44%
3,955	Apple, Inc.	$ 378,098
11,600	Cisco Systems, Inc.	292,668
25,000	Entropic Communications, Inc. *	69,750
210	Google, Inc. Class A *	121,705
330	Google, Inc. Class C *	188,628
5,000	Hewlett-Packard Co.	178,050
8,000	Microsoft Corp.	345,280
7,500	Oracle Corp.	302,925
		1,877,104
Materials - 5.26%
19,025	Alcoa, Inc.	311,820
6,000	Freeport McMoran Copper & Gold, Inc.	223,320
		535,140

TOTAL FOR COMMON STOCKS (Cost $7,312,637) - 88.89%		9,049,437

SHORT TERM INVESTMENTS - 11.24%
1,144,797	First American Treasury Obligation Fund Class Z 0.00% **	1,144,797
TOTAL SHORT TERM INVESTMENTS (Cost $1,144,797) - 11.24%		1,144,797

TOTAL INVESTMENTS (Cost $8,457,434) - 100.13%		10,194,234

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.13)%		(13,463)

NET ASSETS - 100.00%		$ 10,180,771

* Non-income producing security during the period.

** Variable rate security; the coupon rate shown represents the yield at July 31, 2014.

The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2014

Shares		Value

COMMON STOCKS - 64.61%

Consumer Discretionary - 6.59%
2,600	McDonalds Corp.	$ 245,856
2,000	Wynn Resorts Ltd.	426,400
		672,256
Consumer Staples - 13.29%
2,500	Anheuser-Busch InBev SA ADR	269,950
1,800	Energizer Holdings, Inc.	206,568
3,600	Kraft Foods Group, Inc.	192,906
3,400	Lorillard, Inc.	205,632
3,000	PepsiCo, Inc.	264,300
2,800	Procter & Gamble Co.	216,496
		1,355,852
Energy - 6.16%
1,660	Chevron Corp.	214,538
2,500	ConocoPhillips	206,250
2,100	Exxon Mobil Corp.	207,774
		628,562
Financials - 11.37%
4,500	JP Morgan Chase & Co.	259,515
2,400	MasterCard, Inc.	177,960
10,700	Navient Corp.	184,040
10,700	SLM Corp.	94,802
850	Visa, Inc.	179,359
5,200	Wells Fargo & Co.	264,680
		1,160,356
Healthcare - 11.03%
4,400	AbbVie Inc.	230,296
2,600	Johnson & Johnson	260,234
2,400	Novartis AG ADR	208,656
7,600	Pfizer, Inc.	218,120
3,900	Teva Pharmaceutical Industries Ltd. ADR	208,650
		1,125,956
Industrials - 6.84%
13,060	Exelis, Inc.	219,930
7,700	General Electric Co.	193,655
2,800	Norfolk Southern Corp.	284,648
		698,233
Information Technology - 9.33%
2,210	Apple, Inc.	211,276
5,200	Microsoft Corp.	224,432

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2014

Shares		Value

Information Technology - (Continued)
5,400	Paychex, Inc.	$ 221,454
4,000	Qualcomm, Inc.	294,880
		952,042
Transportation - 0.00%
45,000	Sea Containers Ltd. Class A (Bermuda) † *	-

TOTAL FOR COMMON STOCKS (Cost $5,404,007) - 64.61%		6,593,257

CORPORATE BONDS - 14.70%
150,000	Advanced Micro Devices, Inc., 7.75%, 08/01/20	154,500
206,000	Alpha Natural Resources, 9.75%, 04/15/18	179,735
236,000	Arch Coal, Inc., 7.25%, 10/01/20	156,940
100,000	Exco Resources, Inc., 7.5%, 09/15/18	97,750
110,000	Gymboree Corp., 9.125%, 12/01/18	66,000
208,000	HJ Heinz Co., 4.25%, 10/15/20	207,480
205,000	Iron Mountain, Inc., 5.75%, 08/15/24	205,000
250,000	Sears Holdings Corp., 6.625%, 10/15/18	225,938
205,000	Toys R Us PPTY Co. II, 8.5%, 12/1/17	206,804
TOTAL FOR CORPORATE BONDS (Cost $1,625,542) - 14.70%		1,500,147

MORTGAGE BACKED SECURITIES - 0.01%
1,465	GMAC Commercial Mortgage Securities, Inc. 2004-C3 Class A4 4.55% 12/10/41	1,464
TOTAL FOR MORTGAGE BACKED SECURITIES (Cost $1,459) - 0.01%		1,464

PREFERRED SECURITIES - 8.25%
8,180	American Homes 4 Rent, Series A, 5.00%, 12/31/49	202,864
174	Bank of America Corp., Series L, 7.25%	200,244
9,200	Charles Schwab Corp., Series B, 6.00%, 12/31/49	233,128
8,100	Discover Financial Services, Series B, 6.50%, 12/31/49	205,902
TOTAL FOR PREFERRED SECURITIES (Cost $820,518) - 8.25%		842,138

REAL ESTATE INVESTMENT TRUST - 2.44%
7,400	Gaming and Leisure Properties, Inc.	249,158
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $262,898) - 2.44%		249,158

SHORT TERM INVESTMENT - 9.59%
978,733	First American Treasury Obligation Fund Class Z 0.00% **	978,733
TOTAL SHORT TERM INVESTMENT (Cost $978,733) - 9.59%		978,733

† This security has been valued according to the fair value pricing policies of the Fund.

* Non-income producing security during the period.

** Variable rate security; the coupon rate shown represents the yield at July 31, 2014.

The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2014

	CALL OPTIONS - 0.03% *

	Underlying Security
	Expiration Date/Exercise Price

	Shares Subject
to Call		Value
	Sears Holdings Corp.
4,000	1/17/2015 Call @ $60.00	$ 2,520
	Total (Premiums Paid $39,665) - 0.03%	2,520

	TOTAL INVESTMENTS (Cost $9,132,822) - 99.63%	10,167,417

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.37%	37,986

	NET ASSETS - 100.00%	$ 10,205,403

* Non-income producing security during the period.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF CALL OPTIONS WRITTEN

July 31, 2014

CALL OPTIONS WRITTEN *

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

Wynn Resorts Ltd.
8/29/2014 Call@ $227.50	500	$ 1,005

Total (Premiums Received $1,389)		$ 1,005

* Non-income producing security during the period.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2014

	Value Fund	Income Fund
Assets:
Investments in Securities, at Value (Cost $8,457,434 and $9,132,822)	$ 10,194,234	$ 10,167,417
Receivables:
Dividends and Interest	3,899	48,981
Shareholder Subscription	-	3,645
Securities Sold	-	1,389
Prepaid Expenses	12,811	12,835
Total Assets	10,210,944	10,234,267
Liabilities:
Call Options Written (premiums received $1,389)	-	1,005
Payables:
Securities Purchased	-	124
Management Fees	8,786	8,923
Administrative Fees	2,209	2,218
Distribution Fees	2,191	2,182
Trustee Fees	555	333
Shareholder Redemption	2,250	-
Other Expenses	14,182	14,079
Total Liabilities	30,173	28,864
Net Assets	$ 10,180,771	$ 10,205,403

Net Assets Consist of:
Paid In Capital	$ 10,836,572	$ 12,704,294
Accumulated Undistributed Net Investment Income (Loss)	-	232,311
Accumulated Realized Loss on Investments	(2,392,601)	(3,766,181)
Unrealized Appreciation in Value of Investments	1,736,800	1,034,979
Net Assets, for 910,761 and 1,024,935 Shares Outstanding	$ 10,180,771	$ 10,205,403

Net Asset Value Per Share	$ 11.18	$ 9.96

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2014

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign withholding of $3,309 and $3,673, respectively)	$ 166,178	$ 255,338
Interest	-	116,944
Total Investment Income	166,178	372,282

Expenses:
Advisory	102,607	100,465
Administrative	25,652	25,116
Distribution (12b-1)	25,652	25,116
Transfer Agent	30,544	30,576
Registration	19,449	19,254
Custodian	7,015	7,566
Audit	9,409	9,302
Legal	7,301	7,502
Trustee	3,300	3,080
Printing and Mailing	1,000	1,070
Miscellaneous	2,370	2,700
Insurance	910	905
Total Expenses	235,209	232,652

Net Investment Income (Loss)	(69,031)	139,630

Realized and Unrealized Gain on:
Realized Gain on Investments	227,320	1,051,456
Realized Loss on Options	-	(14,667)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,390,142	(242,786)
Options	-	(31,502)
Net Realized and Unrealized Gain on Investments	1,617,462	762,501

Net Increase in Net Assets Resulting from Operations	$ 1,548,431	$ 902,131

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	7/31/2014	7/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (69,031)	$ (24,105)
Net Realized Gain on Investments	227,320	153,760
Unrealized Appreciation on Investments	1,390,142	1,864,841
Net Increase in Net Assets Resulting from Operations	1,548,431	1,994,496

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions	(1,338,134)	(2,124,187)

Total Increase (Decrease) in Net Assets	210,297	(129,691)

Net Assets:
Beginning of Period	9,970,474	10,100,165

End of Period (Including Undistributed Net Investment Income
of $0 and $0, respectively)	$ 10,180,771	$ 9,970,474

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	7/31/2014	7/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 139,630	$ 195,811
Net Realized Gain on Investments & Options	1,036,789	516,162
Capital Gain Distributions from Portfolio Companies	-	7,254
Unrealized Appreciation (Depreciation) on Investments & Options	(274,288)	768,496
Net Increase in Net Assets Resulting from Operations	902,131	1,487,723

Distributions to Shareholders:
Net Investment Income	(111,409)	(150,190)
Realized Gain	-	-
Total Distributions Paid to Shareholders	(111,409)	(150,190)

Capital Share Transactions	(144,770)	(1,102,204)

Total Increase in Net Assets	645,952	235,329

Net Assets:
Beginning of Period	9,559,451	9,324,122

End of Period (Including Undistributed Net Investment Income of $232,311 and $204,090, respectively)
	$ 10,205,403	$ 9,559,451

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2014	7/31/2013	7/31/2012	7/31/2011	7/31/2010

Net Asset Value, at Beginning of Period	$ 9.61	$ 7.82	$ 8.35	$ 7.77	$ 7.59

Income From Investment Operations:
Net Investment Loss *	(0.07)	(0.02)	(0.02)	(0.06)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.64	1.81	(0.51)	0.64	0.27
Total from Investment Operations	1.57	1.79	(0.53)	0.58	0.19

Distributions:
Net Investment Income	-	-	-	-	(0.01)
Realized Gains	-	-	-	-	-
Total from Distributions	-	-	-	-	(0.01)

Net Asset Value, at End of Period	$ 11.18	$ 9.61	$ 7.82	$ 8.35	$ 7.77

Total Return **	16.34%	22.89%	(6.35)%	7.46%	2.45%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,181	$ 9,970	$ 10,100	$ 12,830	$ 13,077
Ratio of Expenses to Average Net Assets	2.29%	2.43%	2.25%	2.17%	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.67)%	(0.25)%	(0.26)%	(0.68)%	(0.96)%
Portfolio Turnover	22.35%	13.80%	49.23%	118.43%	286.18%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2014	7/31/2013	7/31/2012	7/31/2011	7/31/2010

Net Asset Value, at Beginning of Period	$ 9.19	$ 7.96	$ 7.74	$ 7.36	$ 6.64

Income From Investment Operations:
Net Investment Income *	0.14	0.18	0.24	0.23	0.24
Net Gain on Securities (Realized and Unrealized)	0.74	1.19	0.20	0.40	0.72
Total from Investment Operations	0.88	1.37	0.44	0.63	0.96

Distributions:
Net Investment Income	(0.11)	(0.14)	(0.22)	(0.25)	(0.24)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.11)	(0.14)	(0.22)	(0.25)	(0.24)

Net Asset Value, at End of Period	$ 9.96	$ 9.19	$ 7.96	$ 7.74	$ 7.36

Total Return **	9.59%	17.35%	5.93%	8.63%	14.62%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,205	$ 9,559	$ 9,324	$ 11,067	$ 12,325
Ratio of Expenses to Average Net Assets	2.32%	2.49%	2.33%	2.27%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.39%	2.10%	3.19%	3.01%	3.29%
Portfolio Turnover	66.27%	43.58%	69.06%	19.62%	37.83%

* Per share net investment income has been determined on the basis of average shares outstanding during the period. ** Assumes reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2014

Note 1. Organization

The Fallen Angels Value Fund (“Value Fund”) and the Fallen Angels Income Fund (“Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of AMM Funds (the “Trust”), an open-end investment company, organized as an Ohio business trust on June 20, 2006.  The Funds commenced operations on November 10, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Funds are the only series currently authorized by the Board of Trustees (“the Board”).  The investment adviser to the Funds is American Money Management, LLC (the “Advisor”).

The Value Fund’s investment objective is to seek long-term capital appreciation. The Income Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Option Writing- When either Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on the Income Fund's option transactions during the year.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Fund may be delayed or limited.

Financial Futures Contracts- The Funds may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund

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THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, A Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales- The Funds may sell a security that they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes - The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2011-2013, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended July 31, 2014, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Valuation – The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m. Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. Each Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing – Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Each Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders- Each Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Value Fund will distribute dividends and capital gains annually, and expects that distributions will consist primarily of capital gains. The Income Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications - As of July 31, 2014, the Value Fund recorded permanent book/tax differences of $69,031 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Note 3.  Security Valuations

Processes and Structure

The Trusts’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated to the Trusts’ Advisor to apply those methods in making fair value determinations, subject to board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Corporate Bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Asset-backed securities (mortgage backed securities).  The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche- specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent that the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy; otherwise, they would be categorized as level 3.

Derivative Instruments (equity options) – Listed derivatives that are actively traded, and valuations adjustments are not applied, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Value Fund’s assets and liabilities measured at fair value as of July 31, 2014:

Value Fund	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 9,049,437	-	-	$ 9,049,437
Short-Term Investment:
First American Treasury Obligation Fund Class Z	1,144,797	-	-	1,144,797
	$ 10,194,234	-	-	$ 10,194,234

The Value Fund did not hold any Level 2 or Level 3 assets during the year ended July 31, 2014. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Value Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Value Fund did not hold any derivative instruments at any time during the period ended July 31, 2014.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

The following table summarizes the inputs used to value the Income Fund’s assets and liabilities measured at fair value as of July 31, 2014:

Income Fund	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 6,593,257	-	-	$6,593,257
Call Options	2,520	-	-	2,520
Corporate Bonds	-	1,500,147	-	1,500,147
Mortgage Backed Securities	-	1,464	-	1,464
Preferred Securities	842,138	-	-	842,138
Real Estate Investment Trust	249,158	-	-	249,158
Short-Term Investment:
First American Treasury Obligation Fund Class Z	978,733	-	-	978,733
Total	$ 8,665,806	$1,501,611	-	$10,167,417

	Financial Instruments—Liabilities

Categories	Level 1	Level 2	Level 3	Fair Value

Call Options Written	$ 1,005	-	-	$ 1,005
Total	$ 1,005	-	-	$ 1,005

The following amounts were transfers in/(out) of Level 1 assets:

	Corporate Bonds	Mortgage Backed Securities	Total
Transfers from Level 1 to Level 2	$ 1,500,147	$ 1,464	$ 1,501,611

The Income Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended July 31, 2014. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  Transfers that were made out of the Income Fund represent securities that are now being valued using evaluated bid prices in active markets during the year ended July 31, 2014. The Income Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Fair Valuation- The investment in 45,000 shares of Sea Containers Ltd., in the Income Fund, has been valued at $0.00 per share.  This security has been valued according to the fair value pricing policies of the Funds.

Note 4.  Investment Management and Service Agreements

The Trust has entered into a management agreement (the “Management Agreement”) with the Advisor pursuant to which the Advisor, subject to the supervision of the Board,

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

provides, or arranges to be provided, to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investments program for the Funds consistent with each Funds investment objective and policies.  Under the Management Agreement, each Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% per Fund. For the year ended July 31, 2014, the Advisor earned a fee of $102,607 and $100,465 for the Value Fund and Income Fund, respectively. The Funds owed the Advisor management fees of $8,786 and $8,923 for the Value Fund and Income Fund, respectively, as of July 31, 2014.

The Trust also has an administration agreement with the Advisor to furnish sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement, each Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25%. For the year ended July 31, 2014, the Advisor earned a fee of $25,652 and $25,116 from the Value Fund and Income Fund, respectively.  The Funds owed the Advisor administrative fees of $2,209 and $2,218 for the Value Fund and Income Fund, respectively, as of July 31, 2014.

The Funds have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Funds pay the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Funds’ shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Funds’ incur such distribution expenses at the rate of 0.25% per annum of the Funds average net assets. For the year ended July 31, 2014, the Funds accrued distribution (12b-1) fees under the Plan of $25,652 and $25,116 for the Value Fund and Income Fund, respectively. The Funds owed the Advisor $2,191 and $2,182 for the Value Fund and Income Fund, respectively, as of July 31, 2014.

Note 5.  Related Party Transactions

Gabriel B. Wisdom is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wisdom receives benefits from the Advisor resulting from management, administration and distribution (12b-1) fees paid to the Advisor by the Funds.

For the year ended July 31, 2014, each Independent Trustee received $1,000 for his or her attendance at the regularly scheduled meetings of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

Note 6.  Options

As of July 31, 2014 the Income Fund held call options valued at $2,520. Transactions in call options purchased during the year ended July 31, 2014 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at July 31, 2013	-	$ -
Options purchased	151	125,391
Options exercised	-	-
Options expired	-	-
Options terminated in closing sale transaction	(111)	(85,726)
Options outstanding at July 31, 2014	40	$ 39,665

As of July 31, 2014 the Income Fund had outstanding written call options valued at $1,005. Transactions in written call options  during the year ended July 31, 2014 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at July 31, 2013	175	$ 12,308
Options written	680	42,960
Options exercised	(238)	(15,584)
Options expired	(498)	(31,925)
Options terminated in closing purchase transaction	(114)	(6,370)
Options outstanding at July 31, 2014	5	$ 1,389

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended July 31, 2014, by the Income Fund, are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Options Written & Purchased	Realized Loss on Options	$(14,667)	Change in Unrealized Appreciation on Options	$(31,502)

The selling of written call options may tend to reduce the volatility of the Income Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Income Fund’s gain on the underlying securities. Written call options expose the Income Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

AMM FUNDS

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THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

Note 7.  Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at July 31, 2014 was $10,836,572 and $12,704,294 for the Value Fund and Income Fund, respectively.

Transactions in capital stock for the fiscal year ended July 31, 2014 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	21,562	$ 224,015	129,745	$ 1,295,109
Shares issued in reinvestment of distributions	-	-	11,479	111,302
Shares redeemed	(148,527)	(1,562,149)	(156,815)	(1,551,181)
Net Increase (decrease)	(126,965)	$ (1,338,134)	(15,591)	$ (144,770)

Transactions in capital stock for the fiscal year ended July 31, 2013 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	47,531	$ 400,485	106,520	$ 895,130
Shares issued in reinvestment of distributions	-	-	17,735	149,312
Shares redeemed	(300,719)	(2,524,672)	(254,722)	(2,146,646)
Net Increase (decrease)	(253,188)	$ (2,124,187)	(130,467)	$(1,102,204)

Note 8.  Investment Transactions

For the year ended July 31, 2014, purchases and sales of investment securities other than U.S. Government obligations aggregated $1,987,710 and $2,962,652 for the Value Fund and $6,140,679 and $6,203,486 for the Income Fund, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 for the Value Fund and $0 and $0 for the Income Fund.

Note 9.  Tax Matters

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at July 31, 2014, the following represents the tax basis capital gains and losses:

	Value Fund	Income Fund

Undistributed ordinary income	$-	$40,410

Capital loss carryforward expiring 7/31/2017+	$744,974	$1,221,795
Capital loss carryforward expiring 7/31/2018+	1,647,626	2,126,805
Capital loss carryforward expiring 7/31/2019+	-	329,037
	$2,392,600	$3,677,637

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

As of July 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	Value	Income
Gross unrealized appreciation on investment securities	$2,547,320	$1,302,893
Gross unrealized depreciation on investment securities	(810,520)	(267,914)
Net unrealized appreciation on investment securities	$1,736,800	$1,034,979

Cost of investment securities, including short-term investments	$8,457,434	$9,131,433

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Funds will not make distributions from capital gains while a capital loss carryforward remains.

The Income Fund paid distributions in the amount of $111,409, from ordinary income, for the year ended July 31, 2014.

The Income Fund paid distributions in the amount of $150,190, from ordinary income, for the year ended July 31, 2013.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Funds’ fiscal year ending July 31, 2014. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of July 31, 2014, Charles Schwab for the benefit of its customers owned, in aggregate, approximately 90.16% and 87.70% of the Value Fund and Income Fund, respectively, and may be deemed to control the Funds.

AMM FUNDS

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THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

Note 11.  Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

Note 12.  New Accounting Pronouncement.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of AMM Funds

We have audited the accompanying statements of assets and liabilities of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of AMM Funds, including the schedules of investments in securities, as of July 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of AMM Funds, as of July 31, 2014, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

September 26, 2014

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGLES INCOME FUND

EXPENSE ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees, 12b-1 distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2014 through July 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2014	July 31, 2014	February 1, 2014 to July 31, 2014

Actual	$1,000.00	$1,083.33	$11.67
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.59	$11.28

* Expenses are equal to the Fund's annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2014	July 31, 2014	February 1, 2014 to July 31, 2014

Actual	$1,000.00	$1,053.10	$11.56
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.54	$11.33

* Expenses are equal to the Fund's annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS

JULY 31, 2014 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Birth Year	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Directorships
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1966	Trustee since August 2006.	2	Management Consultant, self-employed (2002-present); Instructor, UCSD Extension (2009-present)
Ingram S. Chodorow P.O. Box 675167 Rancho Santa Fe, CA 92067 Year of Birth: 1939	Trustee since August 2006.	2	President/CEO, Elsac Group, Inc.(2009), (investments), President/CEO, Placontrol, Inc. (1973-2009) (oral care products)
Linda J. Rock 211 23rd St. Del Mar, CA 92014 Year of Birth: 1957	Trustee since August 2006.	2	Management consultant, self-employed (1990-present)
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1961	Trustee since August 2006.	2	President/CEO, BottomLine Marketing (2001-present) (marketing)

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS (CONTINUED)

JULY 31, 2014 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940 as amended, and each officer of the Trust.

Name, Address, and Birth Year	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Directorships
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1950	Trustee since June 2006; President since August 2006.	2	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1976	Chief Compliance Officer since March 2012; Secretary since March 2012; Treasurer since August 2006.	N/A	Chief Investment Officer, American Money Management (2005 to present)

1 Gabriel B. Wisdom is considered an "Interested” Trustee, as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust, President of the Advisor, and control person of the Advisor.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

ADDITIONAL INFORMATION

JULY 31, 2014 (UNAUDITED)

Additional Information

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Funds’ Advisor is responsible for exercising the voting rights associated with the securities held by the Funds.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Funds’ SAI, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended July 31, are available without charge upon request by (1) calling the Funds at (800) 595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at (866) 663-8023.

Board of Trustees

Ingram S. Chodorow

Miro Copic

Kelly C. Huang

Linda J. Rock

Gabriel B. Wisdom

Investment Advisor

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the AMM Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 20,000

FY 2013

$ 20,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2014

$ 0

$ 0

FY 2013

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2014

$ 3,000

$ 0

FY 2013

$ 4,200

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2014

$ 0

$ 0

FY 2013

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2014

$ 3,000

$ 0

FY 2013

$ 4,200

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

AMM Funds

By /s/Gabriel B. Wisdom, President

     Gabriel B. Wisdom

     President

Date: October 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gabriel B. Wisdom, President

      Gabriel B. Wisdom

      President

Date October 8, 2014

By /s/Michael Moore

      Michael Moore

      Secretary

Date October 8, 2014